UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-22027

                           FundVantage Trust

(Exact name of registrant as specified in charter)

301 Bellevue Parkway

                                  Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Joel L. Weiss

BNY Mellon Investment Servicing (US) Inc.

103 Bellevue Parkway

                                  Wilmington, DE 19809

(Name and address of agent for service)

registrant’s telephone number, including area code:  302-791-1851

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2013

Item 1. Reports to Stockholders.

The Reports to Shareholders are attached herewith.

HEITMAN REIT FUND

of

FundVantage Trust

Class A Shares

Class Z Shares

ANNUAL REPORTS

March 31, 2013

April 30, 2013

This report is submitted for the general information of the shareholders of the Heitman REIT Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Heitman REIT Fund.

HEITMAN REIT FUND

Annual Investment Adviser’s Report

April 30, 2013

(Unaudited)

Dear Shareholder,

The Heitman REIT Fund returned +11.01% (Z Shares) for the 12 months ended March 31, 2013, versus the +13.82% return of the Wilshire U.S. Real Estate Securities Index. For the one month ended April 30, 2013, the Heitman REIT Fund returned +7.00% (Z Shares) versus +6.53% for the Wilshire U.S. Real Estate Securities Index. Many people referred to 2012 as the “joyless bull market”. For the full year of 2012 returns for REITs and the broader equity market were good; REITs generated total returns of 17.6% for 2012. But for a number of reasons, the good returns just did not feel like they should. Some of the issues the market has been fixated on:

• The Fiscal Cliff. The uncertainty regarding what the outcome will be on budget negotiations between Congress and the President have impacted the markets during the fourth quarter of 2012. The markets seemed to move up or down based on who was speaking in Washington each day.

• European Issues. Fiscal/Debt/Monetary/Economic issues in Europe created uncertainty during 2012. The economy in Europe has struggled during 2012 as a result of recessions in some of the European periphery and the impact of slower growth in the rest of the globe. However, comments by the head of the ECB stating unlimited buying power to support the Euro and the banks has resulted in a substantial improvement in debt and equity markets.

• Stop and start economic growth in the United States, due to the above, has resulted in uneven space demand during the middle of the year as decision makers waited for outcomes to some of the previously mentioned issues.

For the first quarter of 2013, the portfolio generated positive returns of approximately +5.82% (Z Shares) which was below the benchmark (Wilshire U.S. Real Estate Securities Index) return of +7.41%. Stock selection overall was positive during this period; strong selection in the mixed, diversified and self-storage sectors contributed positively to performance while weak selection in the office, hotel and regional mall sectors detracted from performance.

LOOKING FORWARD

We see moderating, albeit positive, returns for the rest of the year as fundamentals and values catch up to the very strong stock returns of the 1st quarter. Our expectation of 10% to 15% returns for the year is supported by the same themes of the past few years: continued demand growth driving improvements in real estate fundamentals, historically low levels of new supply allowing existing landlords to raise rents as vacancy declines, REIT valuations in-line with historic averages and capital flowing freely.

Of course, there are always risks to any forecast and the most important risk to monitor is the economy. This period of slow, steady growth has been ideal for REITs as it has allowed for good demand growth and attractive capital availability while the Fed keeps the gas pedal down on monetary policy.

A sudden acceleration of the economy could cause the Fed to tap the brakes on capital availability, while a slowdown would affect demand. Either scenario is a potential risk to REIT returns.

The good news is that both scenarios seem less likely than a continuation of the status quo: the same slow but steady economic growth we’ve seen for the past few years aided by an accommodative Fed. In other words, REITs are still in the sweet spot.

Sincerely,

Timothy J. Pire, CFA	Jeffrey Yurk, CFA	Michael Moran, CFA
Managing Director	Assistant Portfolio Manager	Assistant Portfolio Manager
+1 312 849 4156	+1 312 425-0287	+1 312 425-0383
timothy.pire@heitman.com	jeffrey.yurk @heitman.com	michael.moran@heitman.com

The Wilshire U.S. Real Estate Securities Index (“Wilshire U.S. RESI”) is a market capitalization weighted index of publicly traded estate securities including REITs and REOCs. Beginning in January, 2005, the Wilshire U.S. RESI is presented in the “float adjusted” version. Prior to January, 2005, the Wilshire U.S. RESI was presented in the “full cap” version.

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2013 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

HEITMAN REIT FUND - CLASS A

Annual Report

Performance Data

April 30, 2013

(Unaudited)

Comparison of Change in Account Value of $10,000 Investment in the Heitman REIT Fund

Class A Shares vs. Wilshire U.S. Real Estate Securities Index

Class A Shares growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Average Annual Total Returns
	1 Month***	1 Year	3 Years	5 Years	Since Inception**
Class A Shares (without sales charge)* (4/30/2013)	6.95%	15.23%	15.90%	4.85%	9.63%
Class A Shares (without sales charge)* (3/31/2013)	N/A	10.62%	15.79%	4.77%	8.94%
Class A Shares (with sales charge)* (4/30/2013)	0.80%	8.61%	13.63%	3.62%	8.95%
Class A Shares (with sales charge)* (3/31/2013)	N/A	4.31%	13.53%	3.54%	8.27%
Wilshire U.S. Real Estate Securities Index (4/30/2013)	6.53%	17.80%	16.95%	6.22%	11.12%
Wilshire U.S. Real Estate Securities Index (3/31/2013)	N/A	13.82%	17.08%	6.14%	10.48%

*	The inception date for Class A shares is September 30, 2003.

**

The Fund commenced operations on September 30, 2003 as a separate portfolio of Old Mutual Funds II (the “Predecessor Fund”). Immediately prior to the opening of business on June 4, 2012, the Predecessor Fund was reorganized as a new series of FundVantage Trust (the “Reorganization”). The performance shown for periods prior to June 4, 2012 represents the performance of the Predecessor Fund. Benchmark performance is from inception date of Class A shares only and is not the inception date of the benchmark itself.

***	As a result of the Reorganization, the Fund changed its fiscal year from March 31 to April 30.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (855) 434-8626.

The returns shown for Class A Shares reflect a deduction for the maximum front-end sales charge of 5.75%. Class A shares apply a 2.00% fee to the value of shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated August 1,2012, are 1.93% and 1.50% for Class A Shares of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. For the period June 4, 2012 through June 3, 2014, the Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.50% (on an annual basis) of the Fund’s average daily net assets of Class A Shares (the “Expense Limitation”). The Expense Limitation shall remain in effect until June 3, 2014, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

HEITMAN REIT FUND - CLASS A

Annual Report

Performance Data (Concluded)

April 30, 2013

(Unaudited)

All mutual fund investing involves risk, including possible loss of principal.

The Fund concentrates its investments in certain real estate related industries, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries. Real Estate Investment Trusts (“REITs”) may expose the Fund to similar risks associated with direct investment in real estate. REITs are dependent upon specialized management skills, have limited diversification and are generally dependent on their ability to generate cash flow to make distributions to shareholders.

The Fund intends to evaluate performance as compared to that of the Wilshire U.S. Real Estate Securities Index (“Wilshire U.S. RESI”). The Wilshire U.S. RESI is an unmanaged index which measures the performance of publicly traded U.S. real estate securities. It is impossible to invest directly in an index.

HEITMAN REIT FUND - CLASS Z

Annual Report

Performance Data

April 30, 2013

(Unaudited)

Comparison of Change in Account Value of $10,000 Investment in the Heitman REIT Fund

Class Z Shares vs. Wilshire U.S. Real Estate Securities Index

Average Annual Total Returns
	1 Month***	1 Year	3 Years	5 Years	10 Years	Since Inception**
Class Z Shares* (4/30/2013)	7.00%	15.71%	16.31%	5.22%	11.39%	9.81%
Class Z Shares* (3/31/2013)	N/A	11.01%	16.17%	5.11%	11.15%	9.53%
Wilshire U.S. Real Estate Securities Index (4/30/2013)	6.53%	17.80%	16.95%	6.22%	12.58%	8.80%
Wilshire U.S. Real Estate Securities Index (3/31/2013)	N/A	13.82%	17.08%	6.14%	12.34%	8.54%

*	The inception date for Class Z shares of the Predecessor Fund is March 13, 1989.

**

The Fund commenced operations on September 30, 2003 as a separate portfolio of Old Mutual Funds II (the “Predecessor Fund”). Immediately prior to the opening of business on June 4, 2012, the Predecessor Fund was reorganized as a new series of FundVantage Trust (the “Reorganization”). The performance shown for periods prior to June 4, 2012 represents the performance of the Predecessor Fund. Benchmark performance is from inception date of Class Z shares only and is not the inception date of the benchmark itself.

***	As a result of the Reorganization, the Fund changed its fiscal year from March 31 to April 30.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (855) 434-8626.

Class Z shares apply a 2.00% fee to the value of shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated August 1,2012, are 1.42% and 1.19% for Class Z Shares, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. For the period June 4, 2012 through June 3, 2014, the Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.19% (on an annual basis) of the Fund’s average daily net assets of Class Z Shares, (the “Expense Limitation”). The Expense Limitation shall remain in effect until June 3, 2014, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.

All mutual fund investing involves risk, including possible loss of principal.

HEITMAN REIT FUND - CLASS Z

Annual Report

Performance Data (Concluded)

April 30, 2013

(Unaudited)

The Fund concentrates its investments in certain real estate related industries, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries. Real Estate Investment Trusts (“REITs”) may expose the Fund to similar risks associated with direct investment in real estate. REITs aredependent upon specialized management skills, have limited diversification and are generally dependent on their ability to generate cash flow to make distributions to shareholders.

The Fund intends to evaluate performance as compared to that of the Wilshire U.S. Real Estate Securities Index (“Wilshire U.S. RESI”). The Wilshire U.S. RESI is an unmanaged index which measures the performance of publicly traded U.S. real estate securities. It is impossible to invest directly in an index.

HEITMAN REIT FUND

Fund Expense Disclosure

April 30, 2013

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments (if any) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2012 through April 30, 2013 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges on purchase payments (if any) or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

HEITMAN REIT FUND

Fund Expense Disclosure (Concluded)

April 30, 2013

(Unaudited)

	Heitman REIT Fund
	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During Period*
Class A Shares
Actual	$1,000.00	$1,163.50	$8.05
Hypothetical (5% return before expenses)	1,000.00	1,017.36	7.50
Class Z Shares
Actual	$1,000.00	$1,165.40	$6.39
Hypothetical (5% return before expenses)	1,000.00	1,018.89	5.96

*

Expenses are equal to an annualized six-month expense ratio of 1.50% for Class A Shares and 1.19% for Class Z Shares, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six month total returns for the Fund of 16.35% for Class A Shares and 16.54% for Class Z Shares.

HEITMAN REIT FUND

Portfolio Holdings Summary Table

April 30, 2013

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
REITs-Regional Malls	20.4	$11,528,176
REITs-Office Property	17.2	9,744,520
REITs-Apartments	16.3	9,261,867
REITs-Health Care	14.7	8,342,024
REITs-Shopping Centers	6.9	3,886,852
REITs-Storage	6.6	3,744,200
REITs-Hotels	6.4	3,626,209
REITs-Diversified	5.3	3,011,791
REITs-Warehouse/Industrial	4.9	2,755,449
Real Estate Operation/Development	1.1	640,761
Registered Investment Company	0.2	113,557
Other Assets in Excess of Liabilities	0.0	(4,257)

NET ASSETS	100.0%	$56,651,149

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

HEITMAN REIT FUND

Portfolio of Investments

April 30, 2013

	Number of Shares	Value
COMMON STOCKS — 99.8%
Real Estate Operation/Development — 1.1%
Brookfield Office Properties	21,875	$402,718
Forest City Enterprises, Cl A*	12,750	238,043

		640,761

REITs-Apartments — 16.3%
American Campus Communities	12,750	569,159
Apartment Investment & Management, Cl A	12,475	388,096
AvalonBay Communities	17,312	2,303,187
Camden Property Trust	16,975	1,227,972
Education Realty Trust	45,125	495,924
Equity Residential	43,482	2,524,565
Essex Property Trust	3,125	490,781
UDR	51,350	1,262,183

		9,261,867

REITs-Diversified — 5.3%
Liberty Property Trust	20,300	872,697
National Health Investors	8,300	549,792
Vornado Realty Trust	18,151	1,589,302

		3,011,791

REITs-Health Care — 14.7%
HCP	50,125	2,671,663
Health Care REIT	30,792	2,308,476
Healthcare Trust of America*	19,900	248,352
Ventas	39,100	3,113,533

		8,342,024

REITs-Hotels — 6.4%
LaSalle Hotel Properties	66,875	1,734,069
Pebblebrook Hotel Trust	25,300	687,148
RLJ Lodging Trust	52,300	1,204,992

		3,626,209

REITs-Office Property — 17.2%
Boston Properties	21,635	2,367,518
CommonWealth REIT	12,100	270,193
Corporate Office Properties Trust	17,525	508,050
Digital Realty Trust	31,675	2,233,721
Duke Realty Corp	59,650	1,052,226
Highwoods Properties	21,600	886,248
Kilroy Realty	16,875	954,956
SL Green Realty	16,225	1,471,608

		9,744,520

REITs-Regional Malls — 20.4%
General Growth Properties	112,225	2,549,752

	Number of Shares	Value
COMMON STOCKS — (Continued)
REITs-Regional Malls — (Continued)
Pennsylvania Real Estate Investment Trust	38,750	$803,288
Simon Property Group	34,937	6,221,232
Taubman Centers	22,850	1,953,904

		11,528,176

REITs-Shopping Centers — 6.9%
Equity One	29,325	747,494
Federal Realty Investment Trust	18,100	2,117,881
Ramco-Gershenson Properties Trust	26,025	454,657
Regency Centers	10,075	566,820

		3,886,852

REITs-Storage — 6.6%
Public Storage	18,098	2,986,170
Sovran Self Storage	11,050	758,030

		3,744,200

REITs-Warehouse/Industrial — 4.9%
DCT Industrial Trust	75,875	594,101
Prologis	51,522	2,161,348

		2,755,449

TOTAL COMMON STOCKS (Cost $35,173,562)		56,541,849

REGISTERED INVESTMENT COMPANY — 0.2%
Dreyfus Government Cash
Management Fund, Institutional Class, 0.01%(a)	113,557	113,557

TOTAL REGISTERED INVESTMENT COMPANY (Cost $113,557)		113,557

TOTAL INVESTMENTS - 100.0% (Cost $35,287,119)		56,655,406

LIABILITIES IN EXCESS OF OTHER ASSETS - 0.0%		(4,257)

NET ASSETS - 100.0%		$56,651,149

*	Non-income producing.
(a)	Rate periodically changes. Rate disclosed is the daily yield on April 30, 2013.
Cl	Class
REITs	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

HEITMAN REIT FUND

Portfolio Holdings Summary Table

March 31, 2013

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net
	Assets	Value
COMMON STOCKS:
REITs-Regional Malls	19.6	$10,447,169
REITs-Apartments	16.3	8,667,196
REITs-Office Property	15.9	8,491,321
REITs-Health Care	15.2	8,123,296
REITs-Shopping Centers	6.8	3,628,732
REITs-Hotels	6.8	3,620,208
REITs-Diversified	6.8	3,613,774
REITs-Storage	6.5	3,469,302
REITs-Warehouse/Industrial	4.6	2,433,663
Real Estate Operation/Development	1.1	602,161
Other Assets in Excess of Liabilities	0.4	212,305

NET ASSETS	100.0%	$53,309,127

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

HEITMAN REIT FUND

Portfolio of Investments

March 31, 2013

	Number of Shares	Value
COMMON STOCKS — 99.6%
Real Estate Operation/Development — 1.1%
Brookfield Office Properties	21,875	$375,594
Forest City Enterprises, Cl A*	12,750	226,567

		602,161

REITs-Apartments — 16.3%
American Campus Communities	22,300	1,011,082
Apartment Investment & Management, Cl A	12,475	382,483
AvalonBay Communities	14,837	1,879,403
BRE Properties	4,250	206,890
Camden Property Trust	16,975	1,165,843
Equity Residential	41,932	2,308,776
Essex Property Trust	3,125	470,562
UDR	51,350	1,242,157

		8,667,196

REITs-Diversified — 6.8%
Liberty Property Trust	22,700	902,325
National Health Investors	8,300	543,235
Vornado Realty Trust	18,151	1,518,150
Washington Real Estate Investment Trust	23,350	650,064

		3,613,774

REITs-Health Care — 15.2%
HCP	40,025	1,995,646
Health Care REIT	30,792	2,091,085
Ventas	51,950	3,802,740
Healthcare Trust of America, Inc.*	19,900	233,825

		8,123,296

REITs-Hotels — 6.8%
Host Hotels & Resorts	16,389	286,644
LaSalle Hotel Properties	66,875	1,697,287
Pebblebrook Hotel Trust	17,350	447,457
RLJ Lodging Trust	44,125	1,004,285
Strategic Hotels & Resorts*	22,100	184,535

		3,620,208

REITs-Office Property — 15.9%
Boston Properties	19,310	1,951,469
CommonWealth REIT	12,100	271,524

	Number of Shares	Value
COMMON STOCKS — (Continued)
REITs-Office Property — (Continued)
Digital Realty Trust, Inc	31,675	$2,119,374
Duke Realty Corp	59,650	1,012,857
Highwoods Properties, Inc.	21,600	854,712
Kilroy Realty	16,875	884,250
SL Green Realty	16,225	1,397,135

		8,491,321

REITs-Regional Malls — 19.6%
General Growth Properties	112,225	2,231,033
Pennsylvania Real Estate Investment Trust	38,750	751,362
Simon Property Group	35,887	5,690,243
Taubman Centers	22,850	1,774,531

		10,447,169

REITs-Shopping Centers — 6.8%
Equity One	29,325	702,920
Federal Realty Investment Trust	18,100	1,955,524
Ramco-Gershenson Properties Trust	26,025	437,220
Regency Centers	10,075	533,068

		3,628,732

REITs-Storage — 6.5%
Public Storage	18,098	2,756,687
Sovran Self Storage, Inc.	11,050	712,615

		3,469,302

REITs-Warehouse/Industrial — 4.6%
Prologis	60,872	2,433,663

TOTAL COMMON STOCKS (Cost $34,731,230)		53,096,822

TOTAL INVESTMENTS - 99.6% (Cost $34,731,230)		53,096,822

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%		212,305

NET ASSETS - 100.0%		$53,309,127

*	Non-income producing.
Cl	Class
REITs	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

HEITMAN REIT FUND

Statement of Assets and Liabilities

	April 30, 2013	March 31, 2013
Assets
Investments, at value (Cost $35,287,119 and $34,731,230, respectively)	$56,655,406	$53,096,822
Cash	—	59,692
Receivable for investments sold	—	249,607
Receivable for capital shares sold	30,110	107,058
Dividends and interest receivable	13,307	135,256
Prepaid expenses and other assets	59	1,564

Total assets	56,698,882	53,649,999

Liabilities
Payable for distributions to shareholders	—	205,410
Payable for capital shares redeemed	1,333	81,990
Payable for transfer agent fees	4,556	16,838
Payable to Investment Adviser	1,030	11,010
Payable to custodian	5,687	6,929
Payable for service fees	2,066	2,102
Accrued expenses (payable to Administrator and Accounting Agent)	33,061	16,593

Total liabilities	47,733	340,872

Net Assets	$56,651,149	$53,309,127

Net Assets Consisted of:
Capital stock, $0.001 par value	$4,946	$4,978
Paid-in capital	34,441,149	34,788,551
Accumulated net investment income (loss)	(17,570)	18,857
Accumulated net realized gain from investments	854,337	131,149
Net unrealized appreciation on investments	21,368,287	18,365,592

Net Assets	$56,651,149	$53,309,127

Class A:
Net asset value, offering and redemption price per share ($4,638,234 / 407,179) and ($4,610,424 / 432,723), respectively	$11.39	$10.65

Maximum offering price per share (100/94.25 of $11.39) and (100/94.25 of $10.65), respectively	$12.08	$11.30

Class Z:
Net asset value, offering and redemption price per share ($52,012,915 / 4,539,018) and ($48,698,703 / 4,544,965), respectively	$11.46	$10.71

The accompanying notes are an integral part of the financial statements.

HEITMAN REIT FUND

Statement of Operations

	For the One Month Period Ended April 30, 2013*	For the Year Ended March 31, 2013
Investment Income
Dividends	$18,773	$1,258,802
Less: foreign taxes withheld	(172)	(1,357)
Interest	1	23

Total investment income	18,602	1,257,468

Expenses
Advisory fees (Note 2)	40,734	513,630
Transfer agent fees (Note 2)	11,128	97,234
Administration and accounting fees (Note 2)	12,462	67,381
Professional fees	13,298	42,460
Registration and filing fees	3,500	38,989
Printing and shareholder reporting fees	3,410	25,291
Custodian fees (Note 2)	2,482	22,743
Service fees (Class A) (Note 2)	943	12,137
Trustees’ and officers’ fees (Note 2)	500	4,536
Other expenses	6,275	20,946

Total expenses before waivers and reimbursements	94,732	845,347

Less: waivers and reimbursements (Note 2)	(39,703)	(151,128)

Net expenses after waivers and reimbursements	55,029	694,219

Net investment income (loss)	(36,427)	563,249

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	723,188	9,482,670
Net change in unrealized appreciation (depreciation) on investments	3,002,695	(4,488,061)

Net realized and unrealized gain on investments	3,725,883	4,994,609

Net increase in net assets resulting from operations	$3,689,456	$5,557,858

*	The Fund changed its fiscal year end to April 30.

The accompanying notes are an integral part of the financial statements.

HEITMAN REIT FUND

Statement of Changes in Net Assets

	For the One Month Period Ended April 30, 2013*	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012
Increase in net assets from operations:
Net investment income (loss)	$(36,427)	$563,249	$563,342
Net realized gain on investments	723,188	9,482,670	4,121,649
Net change in unrealized appreciation (depreciation) from investments	3,002,695	(4,488,061)	3,618,907

Net increase in net assets resulting from operations:	3,689,456	5,557,858	8,303,898

Less Dividends and Distributions to Shareholders:
Net investment income:
Class A	—	(60,208)	(30,877)
Class Z	—	(803,089)	(496,982)
Institutional Class	—	—	(76,677)

Total net investment income	—	(863,297)	(604,536)

Decrease in Net Assets Derived from Capital Share Transactions (Note 4)	(347,434)	(18,758,395)	(6,444,401)

Total increase (decrease) in net assets	3,342,022	(14,063,834)	1,254,961

Net assets
Beginning of period	53,309,127	67,372,961	66,118,000

End of period	$56,651,149	$53,309,127	$67,372,961

Accumulated net investment income (loss), end of period	$(17,570)	$18,857	$99,805

*	The Fund changed its fiscal year end to April 30.

The accompanying notes are an integral part of the financial statements.

HEITMAN REIT FUND

Financial Highlights

Contained below is per share operating performance data for Class A Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the One Month Period Ended April 30, 2013(1)		For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011		For the Year Ended March 31, 2010	For the Year Ended March 31, 2009
Per Share Operating Performance
Net asset value, beginning of period	$10.65		$9.75	$8.61	$7.06		$3.65	$9.08

Net investment income/(loss)(2)	(0.01)		0.07	0.05	0.05		0.11	0.20
Net realized and unrealized gain/(loss) on investments(2)	0.75		0.96	1.15	1.58		3.42	(5.49)

Net increase/(decrease) in net assets resulting from operations	0.74		1.03	1.20	1.63		3.53	(5.29)

Dividends and distributions to shareholders from:
Net investment income	—		(0.13)	(0.06)	(0.05)		(0.12)	(0.14)
Net realized gains	—		—	—	—		—	—
Tax return of capital	—		—	—	(0.03	)(3)	—	—

Total distributions	—		(0.13)	(0.06)	(0.08)		(0.12)	(0.14)

Net asset value, end of period	$11.39		$10.65	$9.75	$8.61		$7.06	$3.65

Total investment return(4)	6.95	%*	10.62%	13.96%	23.16%		97.55%	(58.85)%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$4,638		$4,610	$4,976	$5,293		$9,457	$4,333
Ratio of expenses to average net assets	1.50	%**	1.50%	1.50%	1.50%		1.50%	1.40%
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	3.12	%**	2.86%	1.75%	1.75%		1.63%	1.95%
Ratio of net investment income/(loss) to average net assets	(1.09	)%**	0.71%	0.58%	0.58%		1.92%	2.78%
Portfolio turnover rate	6.03	%*	85.97%	115.13%	169.65%		182.26%	86.69%

*	Not annualized.
**	Annualized.
(1)	The Fund changed its fiscal year end to April 30.
(2)	The selected per share data was calculated using the average shares outstanding method for the period.
(3)	Historically, the Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.
(4)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

HEITMAN REIT FUND

Financial Highlights

Contained below is per share operating performance data for Class Z Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class Z
	For the One Month Period Ended April 30, 2013(1)		For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011		For the Year Ended March 31, 2010	For the Year Ended March 31, 2009
Per Share Operating Performance
Net asset value, beginning of period	$10.71		$9.80	$8.66	$7.10		$3.67	$9.12

Net investment income/(loss)(2)	(0.01)		0.10	0.08	0.06		0.12	0.21
Net realized and unrealized gain/(loss) on investments(2)	0.76		0.97	1.14	1.60		3.44	(5.50)

Net increase/(decrease) in net assets resulting from operations	0.75		1.07	1.22	1.66		3.56	(5.29)

Dividends and distributions to shareholders from:
Net investment income	—		(0.16)	(0.08)	(0.06)		(0.13)	(0.16)
Net realized gains	—		—	—	—		—	—
Tax return of capital	—		—	—	(0.04	)(3)	—	—

Total distributions	—		(0.16)	(0.08)	(0.10)		(0.13)	(0.16)

Redemption fees	—		— (4)	—	—		—	—

Net asset value, end of period	$11.46		$10.71	$9.80	$8.66		$7.10	$3.67

Total investment return(5)	7.00	%*	11.01%	14.27%	23.59%		98.07%	(58.68)%
Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$52,013		$48,699	$56,055	$49,863		$41,059	$23,233
Ratio of expenses to average net assets	1.19	%**	1.19%	1.16%	1.19%		1.25%	1.07%
Ratio of expenses to average net assets without waivers and expense reimbursements(6)	1.99	%**	1.35%	1.22%	1.24%		1.32%	1.23%
Ratio of net investment income/(loss) to average net assets	(0.78	)%**	1.02%	0.90%	0.75%		2.20%	2.97%
Portfolio turnover rate	6.03	%*	85.97%	115.13%	169.65%		182.26%	86.69%

*	Not annualized.
**	Annualized.
(1)	The Fund changed its fiscal year end to April 30.
(2)	The selected per share data was calculated using the average shares outstanding method for the period.
(3)	Historically, the Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.
(4)	Amount is less than $(0.01) or $0.01 per share.
(5)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(6)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

HEITMAN REIT FUND

Notes to Financial Statements

April 30, 2013

1. Organization and Significant Accounting Policies

The Heitman REIT Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class Z and Institutional Class Shares. As of April 30, 2013, Institutional Class Shares had not been issued. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) may be applicable to the purchase of Class A Shares. A CDSC, as a percentage of the lower of the original purchase price or net asset value at redemption, of up to 1.00% may be imposed on full or partial redemptions of Class A Shares made within twelve months of purchase where: (i) $1 million or more of up to Class A Shares were purchased without an initial sales charge and (ii) the Fund’s principal underwriter, Foreside Funds Distributors LLC (the “Underwriter”), paid a commission to the selling broker-dealer for such sale.

On June 4, 2012, pursuant to an Agreement and Plan of Reorganization (the “Reorganization”) approved at a Meeting Shareholders held on May 30, 2012, the Fund received substantially all of the assets and liabilities of the Old Mutual Heitman REIT Fund (the “Predecessor Fund”) a series of Old Mutual Funds II. The shareholders of the Predecessor Fund received Class A and Class Z Shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their shares in the Predecessor Fund immediately prior to the Reorganization as noted below. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the Predecessor Fund as of the date of the Reorganization. The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights.

Predecessor Fund (series of Old Mutual Funds II)	Heitman REIT Fund (series of FundVantage Funds)	Net Assets	Shares Outstanding
Class A	Class A	$4,709,877	507,384
Class Z	Class Z	53,259,480	5,703,310

The fiscal year end of the Predecessor Fund was March 31, 2013. Subsequent to March 31, 2013, the Fund changed its fiscal year end to April 30, 2013 to reflect the fiscal year end of the other series of the Trust.

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost which approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

HEITMAN REIT FUND

Notes to Financial Statements (Continued)

April 30, 2013

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2013, and March 31, 2013, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/13	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$56,655,406	$56,655,406	$—	$—

	Total Value at 03/31/13	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$53,096,822	$53,096,822	$—	$—

* Please refer to Portfolio of Investments for details on portfolio holdings.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the one month period ended April 30, 2013 and the year ended March 31, 2013, there were no transfers between Levels 1, 2 and 3 for the Fund.

HEITMAN REIT FUND

Notes to Financial Statements (Continued)

April 30, 2013

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income are declared and paid quarterly to its shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss), realized by the Fund, after deducting any available capital loss carryovers are declared and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

REAL ESTATE INVESTMENT TRUSTS (“REIT”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”) and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

INDUSTRY AND SECTOR RISK — Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund concentrates its investments in certain real estate related industries, which may cause the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries. Real estate industries are particularly sensitive to the following economic factors: decreases in demand due to economic recessions; increases in supply due to overbuilding; interest rate changes; changes in zoning laws; changes in neighborhood values; increases in property taxes; casualty and condemnation losses; and regulatory limitations on rents. The value of real property, and the REITs that invest in it, may decrease during periods of volatility in the credit markets.

REITs RISK — The Fund’s investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. REITs are dependent upon specialized management skills, have limited diversification and are generally dependent on their ability to generate cash flow to make distributions to shareholders. REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, his or her proportionate share of similar expenses of the REITs in which the Fund invests.

HEITMAN REIT FUND

Notes to Financial Statements (Continued)

April 30, 2013

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Transactions with Affiliates and Related Parties

Heitman Real Estate Securities LLC (“Heitman” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. Effective June 4, 2012, the Adviser is paid a monthly fee of the Fund’s average daily net assets as shown in the table below:

0.90% of average daily net assets up to $300 million

0.85% of average daily net assets $300 million to $500 million

0.80% of average daily net assets $500 million to $750 million

0.75% of average daily net assets $750 million to $1.0 billion

0.70% of average daily net assets $1.0 billion to $1.5 billion

0.65% of average daily net assets $1.5 billion to $2.0 billion

0.60% of average daily net assets in excess of $2.0 billion

Prior to June 4, 2012, Old Mutual Capital, Inc. (the “Former Adviser”) served as the Investment Adviser and Administrator to the Fund. For its services, the Fund paid the Former Adviser, the same fees listed above. Prior to June 4, 2012, the Former Adviser had a sub-advisory agreement with Heitman. The Former Adviser, not the Predecessor Fund, paid a sub-advisory fee to Heitman.

For the period from June 4, 2012 through June 3, 2014, the Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, interest, extraordinary items, “Acquired Fund fees and expenses” and brokerage commissions) do not exceed 1.50% and 1.19% (on an annual basis) of the Fund’s average daily net assets of Class A Shares and Class Z Shares, respectively, (the “Expense Limitation”). The Expense Limitation shall remain in effect until June 3, 2014, unless the Board of Trustees of the Trust approves its earlier termination. Prior to June 4, 2012, the Former Adviser contractually agreed to waive class level expenses and fund level expenses, to the extent necessary to limit the total annual operating expenses to a specified percentage of the Predecessor Fund’s average daily net assets.

Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. As of April 30, 2013, the amount of potential recovery was as follows:

Expiration

April 30, 2016

$174,066

As of April 30, 2013 and March 31, 2013, investment advisory fees payable to the Adviser were $1,030 and $11,010, respectively. For the one month period ended April 30, 2013 and the period from June 4, 2012 through March 31, 2013, the Adviser waived fees of $39,703 and $134,363, respectively. For the period from April 1, 2012 through June 3, 2012, the Former Adviser waived fees of $16,765. As of June 4, 2012, the Former Adviser is no longer eligible to recover any amounts previously waived or reimbursed.

HEITMAN REIT FUND

Notes to Financial Statements (Continued)

April 30, 2013

Effective June 4, 2012, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the one month period ended April 30, 2013 and the period from June 4, 2012 through March 31, 2013, BNY Mellon accrued administration and accounting fees totaling $14,388 and $67,381, respectively.

Effective June 4, 2012, BNY Mellon serves as transfer agent for the Fund. For providing transfer agent services, BNY Mellon is entitled to receive certain minimum monthly fees. For the one month period ended April 30, 2013 and the period from June 4, 2012 through March 31, 2013, BNY Mellon accrued transfer agent fees totaling $12,128 and $81,084, respectively.

Prior to June 4, 2012, DST Systems, Inc. (“DST”) served as transfer agent for the Predecessor Fund. For the period from April 1, 2012 through June 3, 2012, DST received fees for its transfer agency services of $16,150, which are included in the Transfer agent fees on the Statement of Operations.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For the one month period ended April 30, 2013 and the year ended March 31, 2013, the Custodian accrued fees totaling $482 and $22,743, respectively.

Effective June 4, 2012, Foreside Funds Distributors LLC provides principal underwriting services to the Fund. Prior to June 4, 2012, Old Mutual Investment Partners (the “Predecessor Distributor”) served as the distributor. Each of the Fund and the Predecessor Fund had in place, on behalf of Class A shares a distribution plan pursuant to Rule 12b-1 under the 1940 Act, which provides for payment of a distribution fee of up to 0.25% of the daily net assets of Class A shares. Neither the Fund nor the Predecessor Fund paid a distribution fee on Class A shares and the Fund is not currently making payments under the 12b-1 plan. Each of the Fund and the Predecessor Fund had in place, a Service Plan on behalf of Class A shares which provides for payment of a service fee of up to 0.25% of the average daily net assets. Service fees were paid to financial intermediaries for providing or arranging for others to provide services to shareholders and/or the maintenance of shareholder accounts.

The Trustees of the Trust who are not affiliated with BNY Mellon receive an annual retainer for their services as a Trustee. The remuneration paid to the Trustees by the Fund during the one month period ended April 30, 2013 and the year ended March 31, 2013 was $0 and $7,700, respectively. Certain employees of BNY Mellon serve as an Officer or Trustee of the Trust. They are not compensated by the Fund or the Trust.

3. Investment in Securities

For the one month period ended April 30, 2013 and the year ended March 31, 2013, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
One Month Period Ended April 30, 2013.	$3,303,288	$3,568,943
Year Ended March 31, 2013	$49,055,504	$65,885,877

HEITMAN REIT FUND

Notes to Financial Statements (Continued)

April 30, 2013

4. Capital Share Transactions

For the one month period ended April 30, 2013 and the years ended March 31, 2013 and March 31, 2012, transactions in capital shares (authorized shares unlimited) were as follows:

	For the One Month Period Ended April 30, 2013		For the Year Ended March 31, 2013		For the Year Ended March 31, 2012
	Shares	Value	Shares	Value	Shares	Value
Class A Shares
Sales	918	$10,226	10,359	$102,912	39,667	$360,820
Reinvestments	—	—	5,039	50,830	3,191	27,529
Redemptions	(26,462)	(292,034)	(93,218)	(947,162)	(146,919)	(1,286,423)

Net Decrease	(25,544)	$(281,808)	(77,820)	$(793,420)	(104,061)	$(898,074)

Class Z Shares
Sales	33,414	$371,959	267,664	$2,686,985	1,525,442	$13,514,215
Reinvestments	—	—	36,946	373,604	28,398	246,683
Redemption Fees*	—	—	—	7,718	—	2,951
Redemptions	(39,361)	(437,585)	(1,479,687)	(14,848,484)	(1,594,372)	(13,691,787)

Net Increase/(Decrease)	(5,947)	$(65,626)	(1,175,077)	$(11,780,177)	(40,532)	$72,062

Institutional Class Shares**
Sales	—	$—	—	$—	172,899	$1,575,000
Reinvestments	—	—	—	—	8,815	76,677
Redemptions	—	—	(650,766)	(6,184,798)	(803,868)	(7,270,066)

Net Decrease	—	$—	(650,766)	$(6,184,798)	(622,154)	$(5,618,389)

*	There is a 2.00% redemption fee that may be charged on shares redeemed which have been held 30 days or less.

**	Information pertains to the Institutional Class Shares of the Predecessor Fund.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

The Fund has a tax year end of December 31.

In order to present net asset components on the Statement of Assets and Liabilities that more closely represent their tax character, certain reclassifications are made to the net asset components. For the tax year ended December 31, 2012, these adjustments were to increase accumulated net investment income by $219,999, decrease accumulated net realized gain by $29,103 and decrease paid-in-capital by $190,896 due to current year taxable overdistributions and REIT reclasses. Net investment income, net realized gains and net assets were not affected by these adjustments.

For the tax year ended December 31, 2012, the tax character of distributions paid by the Fund was $781,898 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

HEITMAN REIT FUND

Notes to Financial Statements (Concluded)

April 30, 2013

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Late Year Loss Deferrals	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)
$(1,758,528)	$(9,200)	$—	$—	$17,461,704

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of December 31, 2012, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$37,777,263

Gross unrealized appreciation	$18,326,878
Gross unrealized depreciation	(865,174)

Net unrealized appreciation	$17,461,704

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and March 31 and late year ordinary losses (specified ordinary and currency losses between November 1 and December 31) as occurring on the first day of the following tax year. For the tax year ended December 31, 2012, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until January 1, 2013. For the tax year ended December 31, 2012, the Fund had late-year short-term capital loss deferrals of $9,200.

Accumulated capital losses represent net capital loss carry forwards as of December 31, 2012 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Fund’s first taxable year end subject to the Modernization Act was December 31, 2011.

As of December 31, 2012, the Fund had pre-enactment capital loss carryforwards of $1,758,528 and if not utilized against future capital gains, this capital loss carryforward will expire in 2017. There were no post-enactment capital loss carryforwards. During the tax year ended December 31, 2012, the Fund utilized $6,954,255 of prior year capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

HEITMAN REIT FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Heitman REIT Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Heitman REIT Fund (formerly Old Mutual Heitman REIT Fund, the “Fund”) at April 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

June 12, 2013

HEITMAN REIT FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Heitman REIT Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Heitman REIT Fund (formerly Old Mutual Heitman REIT Fund, the “Fund”) at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

May 28, 2013

HEITMAN REIT FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal years ended April 30, 2013 and March 31, 2013, the Fund paid ordinary income dividends of $0 and $781,898, respectively, to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2013. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2014.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

HEITMAN REIT FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (855) 434-8626 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

HEITMAN REIT FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (855) 434-8626.

HEITMAN REIT FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Trustees and Officers of the Trust. Each person who is not an “interested person” of the Trust, within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. Each person listed under “Interested Trustees” below may be deemed to be an “interested person” of the Trust within the meaning of the 1940 Act. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (855) 434-8626.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	28	Optimum Fund Trust (registered investment company) (6 portfolios).
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	28	None.
DONALD J. PUGLISI Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	28	None.
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	28	Copeland Trust (registered investment company) (2 portfolios); Brandywine Fund Inc. (registered investment company) (1 portfolio); Brandywine Blue Fund Inc. (registered investment company) (2 portfolios).

HEITMAN REIT FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INTERESTED TRUSTEE[1]
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to present; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	28	None.

1 Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her position as Executive Vice President of BNY Mellon Asset Servicing - the administrator and accounting agent and transfer agent to the Trust.

HEITMAN REIT FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.
JAMES G. SHAW Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.
SALVATORE FAIA Date of Birth: 12/62	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2007.	President and Founder of Vigilant Compliance Services since 2004.

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Investment Adviser

Heitman Real Estate Securities LLC

191 North Wacker Drive

Suite 2500

Chicago, IL 60606

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

Item 2. Code of Ethics.

(a)

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Audit Committee of the Board of Trustees currently is comprised of Robert J. Christian, Iqbal Mansur and Donald J. Puglisi, each of whom is considered “independent” within the meaning set forth under Item 3 of Form N-CSR. The Board of Trustees has determined that each member of the Audit Committee is an “audit committee financial expert” as such term is defined by Item 3 of Form N-CSR.

The Registrant’s Board of Trustees has determined that Mr. Christian acquired the attributes necessary to be considered an audit committee financial expert through his experience as chief investment officer of several large financial institutions and his service as a member of the audit committee of other registered investment companies.

The Registrant’s Board of Trustees has determined that Dr. Mansur acquired the attributes necessary to be considered an audit committee financial expert through his experience as a university professor of finance and because he has authored over 25 finance-related articles in peer reviewed publications.

The Registrant’s Board of Trustees has determined that Mr. Puglisi acquired the attributes necessary to be considered an audit committee financial expert through his experience as a university professor of business and a managing director of a financial services consulting firm.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

	Fiscal Year 2013	Fiscal Year 2012
PricewaterhouseCoopers LLP	$24,720*	$28,652

*Includes auditor fees for the fiscal year ended March 31, 2013 and the fiscal period ended April 30, 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $0 for 2013.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2012 and $0 for 2013.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee Charter requires the Audit Committee to (i) (a) approve prior to appointment the engagement of independent registered public accounting firm to annually audit and provide their opinion on the Registrant’s financial statements, (b) recommend to the Independent Trustees the selection, retention or termination of the Registrant’s independent registered public accounting firm and, (c) in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm; and (ii) to approve prior to appointment the engagement of the independent registered public accounting firm to provide other audit services to the Registrant, or to provide non-audit services to the Registrant, its series, an investment adviser to its series or any entity controlling, controlled by, or under common control with an investment adviser to its series (“adviser-affiliate”) that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The Audit Committee will not approve non-audit services that the Audit Committee believes may impair the independence of the Registrant’s independent registered public accountant. The Audit Committee may delegate, to the extent permitted by law, pre-approved responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

(e)(2)	The were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2012 and $0 for 2013.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

 (12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) FundVantage Trust

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and Chief Executive Officer
(principal executive officer)

Date 6/14/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and Chief Executive Officer
(principal executive officer)

Date 6/14/2013

By (Signature and Title)*	/s/ James G. Shaw
James G. Shaw, Treasurer and Chief Financial Officer
(principal financial officer)

Date 6/14/2013

* Print the name and title of each signing officer under his or her signature.